UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2025

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Customers Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on June 2, 2025 (the “Initial Filing”). Item 5.02 of the Initial Filing reported, among other things: (i) that Mark McCollom has been appointed Executive Vice President, Chief Financial Officer of Customers Bank, the Company’s wholly owned subsidiary, effective June 2, 2025, (ii) that Mr. McCollom will assume the role of Executive Vice President, Chief Financial Officer of the Company effective on or around August 15, 2025; (iii) the material terms of the employment agreement (the “Employment Agreement”) that the Company and Mr. McCollom had agreed to enter into in connection with Mr. McCollom’s appointment; and (iv) that the Company would file an amendment to the Initial Filing to report the execution of the Employment Agreement within four business days of entering into the Employment Agreement. This Current Report on Form 8-K/A is being filed to supplement the Company’s disclosure under Item 5.02 of the Initial Filing to disclose the entry into the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A. Except as set forth herein, this Current Report on Form 8-K/A does not amend, modify or update the disclosure contained in the Initial Filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2025, the Company and Mr. McCollom entered into the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
The summary description of the Employment Agreement included in the Initial Filing is qualified in its entirety by reference to the Employment Agreement (attached as Exhibit 10.1 hereto).
++++++++++++++++++++++++++++++

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
Exhibit 10.1	Employment Agreement, dated as of June 10, 2025, by and between Customers Bancorp, Inc. and Mark McCollom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: June 11, 2025

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Employment Agreement, dated as of June 10, 2025, by and between Customers Bancorp, Inc. and Mark McCollom.